The Prudential Variable Contract Account 10

Supplement dated July 10, 2014 to the
Prospectus and Statement of Additional Information (SAI) dated May 1, 2014
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Effective on or about July 15, 2014, Spiros “Sig” Segalas and Avi Z. Berg will join David A. Kiefer as portfolio managers. In order to reflect the addition of Messrs. Segalas and Berg, the Prospectus and SAI are hereby amended, as set out below:

The section of the Prospectus entitled “Management—Advisory Arrangements” is amended by including the following professional biographies for each of Mr. Segalas and Mr. Berg:

Spiros “Sig” Segalas is a founding member of Jennison in 1969 and is currently President and Chief Investment Officer of Jennison. He received his BA from Princeton University.

Avi Z. Berg is a Managing Director of Jennison, which he joined in January 2001. He began co-managing the Large Cap Value Equity strategy in May 2003. Since 2006, Mr. Berg has been an adjunct professor of Security Analysis at Columbia Business School. From 1997 to 2000, he was an equity research associate in Goldman Sachs Asset Management's small and mid cap value funds. From 1996 to 1997, Mr. Berg worked in equity research at Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his AB in economics magna cum laude from Harvard University and his MBA in finance and accounting with honors and distinctions from Columbia Business School.

The section of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Manager” is hereby revised by including the following table of other account information for Mr. Segalas and Mr. Berg:

Information About Other Accounts Managed by Spiros “Sig” Segalas
Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)	Ownership of Fund Securities
15/$39,006,114	3/$690,808	5/$1,956,409	None
Information About Other Accounts Managed by Avi Z. Berg
Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts* (Thousands)	Ownership of Fund Securities
3/$2,941,257	None	1/$15,889	None

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

The structure of, and methods used by Jennison to determine the compensation for each of Mr. Segalas, Mr. Kiefer and Mr. Berg is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its

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investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

❑	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
o	Performance for the composite of account s that includes the portion of the Fund managed by Mr. Segalas is measured against the Russell 1000 Growth Index.
o	Performance for the composite of accounts that includes the portion of the Fund managed by Messrs. Kiefer and Berg is measured against the Russell 1000 Value Index.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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